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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
_______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 8, 2019 (January 7, 2019)
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Realogy Holdings Corp.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35674	20-8050955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
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Realogy Group LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-148153	20-4381990
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
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175 Park Avenue
Madison, NJ 07940
(Address of principal executive offices) (Zip Code)
(973) 407-2000
(Registrant’s telephone number, including area code)
None
(Former name or former address if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐
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Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 7, 2019, Bryson Koehler was appointed to the Board of Directors (the “Board”) of Realogy Holdings Corp. and the Board of Managers of Realogy Holdings' indirect wholly owned subsidiary, Realogy Group LLC.
Mr. Koehler has been determined by the Board to be an independent director for purposes of the listing standards of The New York Stock Exchange. With the appointment of Mr. Koehler, the Board of Realogy Holdings Corp. now consists of ten directors, nine of whom are independent directors.
Bryson Koehler, age 43, has served as Chief Technology Officer at Equifax Inc. since June 2018. From November 2016 to June 2018, Mr. Koehler was Chief Technology Officer for the IBM Watson and Cloud Platform and, from July 2012 to November 2016, he served as Chief Technology and Information Officer at The Weather Channel Companies (TWCC), which was acquired in 2016 by IBM. Before joining TWCC, Mr. Koehler served as Senior Vice President of Global Revenue and Guest Technology at the Intercontinental Hotels Group from January 2002 to December 2011.
Mr. Koehler has been appointed to the Technology and Data Committee of Realogy Holdings. Corp.
Mr. Koehler will receive compensation for his service as a director of Realogy Holdings Corp. in accordance with the director compensation guidelines set forth in the Company’s annual proxy statement. Members of the Technology and Data Committee receive compensation commensurate with that of the Nominating and Corporate Governance Committee.
There have been no transactions and there are no currently proposed transactions in which Realogy Holdings Corp. or Realogy Group LLC was or is to be a participant and in which Mr. Koehler had or will have a direct or indirect material interest that requires disclosure pursuant to Item 404(a) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALOGY HOLDINGS CORP.

By:	/s/ Timothy B. Gustavson
Timothy B. Gustavson, Interim Chief Financial Officer and Treasurer, Chief Accounting Officer, Controller and Senior Vice President
Date: January 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALOGY GROUP LLC

By:	/s/ Timothy B. Gustavson
Timothy B. Gustavson, Interim Chief Financial Officer and Treasurer, Chief Accounting Officer, Controller and Senior Vice President
Date: January 8, 2019